THE VANTAGEPOINT FUNDS
Supplement dated January 27, 2012 to the Statement of Additional Information
dated May 1, 2011, as supplemented on July 1, 2011, August 4, 2011 and October 4, 2011
The following changes are made to the Statement of Additional Information and provide new information that should be read together with the Statement of Additional Information and any supplements thereto.
DIRECTOR CHANGES
Effective November 1, 2011, Mr. David R. Mora began serving as a Director of The Vantagepoint Funds (the “Trust”), replacing Mr. Robert J. O’Neill, Jr. In addition, effective January 1, 2012, Mr. George M. Chamberlain, Jr. began serving as a Director of the Trust. Accordingly, the following changes are made to the Statement of Additional Information:
Information about the Officers and Directors
The following should be added to the table “Independent Directors” on pages 45 to 46.
Independent Directors

Other
	Positions	Term of Office	Principal	Directorships
Name, Address,*	Held with	and Length of	Occupation(s)	Held By
and Age	the Trust	Time Served	During Past Five Years	Director
George M. Chamberlain, Jr. (64)	Director, Investment Committee and Nominating Committee Member	Term expires October 2014 Director since January 2012	Vice President, Legal Affairs —SCM Advantage LLC (supply chain consulting) (October 2009 – present); Principal—GMC Consulting (corporate consulting) (May 1999 – present); Vice President and General Counsel —Citco Mutual Fund Services, Inc. (November 2004 – April 2007); Board member—Alzheimer’s Association Delaware Valley Chapter (January 2008 – present); Board member—Trapp Family Housing Cooperative (non-profit) (April 2008 – present); Board member and Vice Chair—Walnut Street Theater (January 2000 –June 2010)	N/A

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The following should replace the table “Interested Director” on page 46.
Interested Director

Other
	Positions	Term of Office	Principal	Directorships
Name, Address,*	Held with	and Length of	Occupation(s)	Held By
and Age	the Trust	Time Served	During Past Five Years	Director
David R. Mora (66)**	Director	Term expires October 2012 Director since November 2011	Board member (January 2005 – present) and Chair of the Board of Directors (January 2010 – present) —ICMA Retirement Corporation; West Coast Regional Director—International City/County Management Association (February 2009 – April 2011); City Manager—City of Salinas, CA (September 1990 – September 2008); Board member—Public Entity Risk Institute (non-profit) (January 2000 – December 2008)	N/A
The following should replace the paragraph in the “Additional Information Regarding the Directors” section on page 47.
Additional Information Regarding the Directors
Each of the Directors possess the specific experience, qualifications, attributes and skills necessary to serve as a Director of the Trust. In particular, Mr. Calhoun has financial, executive and public sector experience from previous senior finance-related positions in state, municipal and federal governments; Mr. Chamberlain has experience as a director and officer for other mutual fund complexes, and has investment management, legal and executive experience having served as the Chief Compliance Officer and General Counsel for a mutual fund administrator and General Counsel for an SEC registered investment adviser; Ms. Gilding has experience in the field of investment management as well as executive and public sector experience by serving and having served as a chief investment officer for both SEC registered investment advisers and a municipal government; Mr. Lynch has financial, executive and public sector experience from previous senior finance-related positions for a municipal government; Mr. Mora has executive and public sector experience from senior executive positions in local governments and has experience as a director of an SEC registered investment adviser; Mr. O’Brien has financial and executive experience having served as a pension consultant and as a chief executive officer for a non-profit organization and has government audit and accounting experience having served as auditor of a state government; and Ms. Wiessmann has experience as a director for both an SEC registered investment adviser and a public company and has investment management, executive and legal experience as an investment banker in senior positions at financial services companies and as treasurer for a state government.
The following should replace the second footnote on page 49.

**	Mr. Mora is considered an Interested Director because he is a director of ICMA Retirement Corporation, the parent corporation of VIA and ICMA-RC Services. Mses. McCallen, Glista, Montez, and McGrath and Mr. Rohrbacher are considered to be “interested persons” of the Trust, as that term is defined under the 1940 Act, due to their positions as officers of the following entities: VIA; ICMA-RC Services, the distributor of the Funds; ICMA-RC, the parent company of VIA and ICMA-RC Services; and VantageTrust Company, LLC.

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Compensation
The following sentence should be added to the bottom of the compensation table on page 50.
Mr. Rudell and Mr. O’Neill no longer serve as Directors of The Vantagepoint Funds. For the fiscal year ended December 31, 2011, Mr. Mora received $0 in aggregate compensation from the Funds.
Ownership of Fund Shares by the Directors
The following should be read in conjunction with the table in the section entitled “Ownership of Fund Shares by the Directors” on page 51.
The following table represents Fund shares owned by the following Directors as of December 31, 2011:

Aggregate Dollar Range of Equity
Securities in All Registered
Investment Companies Overseen
	Dollar Range of Equity Securities in	by Director in Family of
Name of Director	the Funds	Investment Companies
Independent Directors
George M. Chamberlain, Jr.	-0-	None
Interested Director
David R. Mora	$10,001 — $50,000	$10,001 — $50,000
As of the date of this supplement, Directors and officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of each Fund (or each class thereof, as applicable).
VANTAGEPOINT EQUITY INCOME FUND
Effective January 17, 2012, Mark Giambrone, of Barrow, Hanley, Mewhinney & Strauss, LLC no longer serves as a portfolio manager of the Vantagepoint Equity Income Fund; and therefore, Mr. Giambrone’s name should be considered deleted from the tables relating to Barrow, Hanley, Mewhinney & Strauss, LLC found in the section “Additional Information Pertaining to Portfolio Managers of the Funds” on page 77 of the Statement of Additional Information.
VANTAGEPOINT GROWTH FUND
At a meeting held on December 13, 2011 (the “December Meeting”), the Board of Directors of The Vantagepoint Funds, on the recommendation of Vantagepoint Investment Advisers, LLC (“VIA”), approved the termination of D.G. Capital Management Trust (“D.G. Capital”), Legg Mason Capital Management, LLC (“Legg Mason”) and Tukman Grossman Capital Management, Inc. (“Tukman Grossman”) as subadvisers to the Vantagepoint Growth Fund.
Also, at the December Meeting, the Board of Directors, on the recommendation of VIA, appointed Atlanta Capital Management Company, LLC (“Atlanta Capital”) and Victory Capital Management Inc. (“Victory Capital”) as subadvisers to the Vantagepoint Growth Fund effective beginning January 23, 2012.

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Accordingly, the following changes are made to the Statement of Additional Information
Subadvisers
Delete the information regarding D.G. Capital and Tukman Grossman in the section “Subadvisers” on pages 60 to 62.
The following replaces the information about Legg Mason in the section “Subadvisers” on page 61.
Legg Mason Capital Management, LLC (“LMCM”), 100 International Drive, Baltimore, Maryland 21202, serves as a subadviser to the Aggressive Opportunities Fund. LMCM is wholly owned by Legg Mason, Inc., a publicly traded, global asset management firm structured as a holding company.
The following should be read in conjunction with the information in the section “Subadvisers” on pages 60 to 62:
Atlanta Capital Management Company, LLC (“Atlanta Capital”), 1075 Peachtree Street NE, Suite 2100, Atlanta, Georgia 30309 serves as a subadviser to the Growth Fund. The firm is an indirect majority owned subsidiary of Eaton Vance Corporation, a publicly traded company.
Victory Capital Management Inc. (“Victory Capital”), 127 Public Square, 14th Floor, Cleveland, Ohio 44114 serves as a subadviser to the Growth Fund. The firm is a wholly owned subsidiary of Key Bank National Association, which is a wholly owned subsidiary of KeyCorp, a publicly traded company.
The following should be added to the table regarding the Vantagepoint Growth Fund on page 65 of the Statement of Additional Information:

			Amount	Amount	Amount
	Assets		Paid	Paid	Paid
Fund/Subadviser[3]	Managed	Fee	12/31/09	12/31/10	12/31/11
Growth Fund Subadviser(s)
Atlanta Capital	Flat Fee	0.30%	N/A	N/A	N/A
Victory Capital	First $100 million	0.29%	N/A	N/A	N/A
	Next $100 million	0.27%
	Over $200 million	0.25%
The following sentence should be added to footnote 3 regarding the Vantagepoint Growth Fund on page 65 of the Statement of Additional Information:
Atlanta Capital and Victory Capital began serving as subadvisers of the Fund on January 23, 2012. D.G. Capital, Legg Mason and Tukman Grossman ceased serving as subadvisers of the Fund on January 23, 2012.
Additional Information Pertaining to Portfolio Managers of the Funds
Delete the information regarding D.G. Capital, Legg Mason (as it relates to the Vantagepoint Growth Fund), and Tukman Grossman in the section “Additional Information Pertaining to Portfolio Managers of the Funds” on pages 87 to 88, 90 and 114 to 115 respectively.

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The following should be read with the information in the section “Additional Information Pertaining to Portfolio Managers of the Funds” on pages 77 to 123:
Atlanta Capital
Other accounts managed by portfolio manager(s) as of December 31, 2011.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund/Portfolio		Total Assets		Total Assets		Total Assets
Manager(s)	Number	(in millions)	Number	(in millions)	Number	(in millions)
Growth Fund
Richard England, CFA	6	2,390.7	1	37.6	124	2,164.8
Paul Marshall, CFA	5	2,346.5	1	37.6	124	2,164.8
Potential Conflicts of Interest
Atlanta Capital states that it is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources, and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and other accounts, Atlanta Capital states that a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. Atlanta Capital states that it has established procedures to mitigate such conflicts including review of performance dispersion, policies to monitor trading and best execution and annual review of the compensation weighting process by senior management to ensure incentives are properly aligned across all client accounts.
Atlanta Capital states that it does not use short sales, IPOs or private placements in managing accounts for its clients. Atlanta Capital states that it does not engage in cross trades unless a client has specifically authorized the transaction and does not engage in cross trades for ERISA clients. In some cases, the firm states that another account managed by a portfolio manager may compensate Atlanta Capital based on the performance of the securities held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources, and investment opportunities. Whenever conflicts of interest arise, Atlanta Capital states that the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested parties. In addition, Atlanta Capital states that it monitors and reviews performance dispersion for accounts with incentive fee arrangements as compared to similarly managed non-incentive accounts on a monthly basis.
Atlanta Capital states that it relies on its trade aggregation, allocation, and sequencing policies to manage potential conflicts of interest among all of its client accounts, whether the account is a commingled investment vehicle or a separately managed account.
Compensation of Portfolio Managers
Compensation Structure: The firm states that the compensation of Atlanta Capital portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of Eaton Vance Corp.’s (“EVC”) nonvoting common stock and restricted shares of EVC’s nonvoting common stock. Atlanta Capital states that certain senior executives and investment professionals are eligible to receive profit

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participation ownership interests in Atlanta Capital based entities. The firm states that all employees also receive certain retirement, insurance and other benefits that are broadly available to Atlanta Capital employees, and that compensation of Atlanta Capital investment professionals is reviewed primarily on an annual basis. Atlanta Capital states that cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year-end of EVC.
Method used by Atlanta Capital to Determine Compensation: Atlanta Capital states that it compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the performance of managed funds and accounts. The firm states that each portfolio manager is evaluated based on the composite performance of funds and accounts in each product for which the individual serves on the portfolio management team. Atlanta Capital states performance is normally based on periods ending on the June 30th preceding fiscal year-end, and the primary measures of management team performance are one-year, three-year, and five-year total return investment performance against product-specific benchmarks and peer groups. Atlanta Capital notes that fund performance is evaluated primarily against a peer group of funds as determined by Lipper, Inc. and/or Morningstar, Inc. For managers responsible for multiple funds and accounts or serving on multiple portfolio management teams, Atlanta Capital states that investment performance is evaluated on an aggregate basis, based on averages or weighted averages among the managed funds and accounts. The firm states that performance of accounts for which Atlanta Capital is paid a performance-based incentive fee is not considered separately or accorded disproportionate weightings in determining portfolio manager incentive compensation.
Atlanta Capital states that the compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.
Atlanta Capital states that it seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Atlanta Capital states that it utilizes industry survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. The firm states that salaries, bonuses, and stock-based compensation are also influenced by the operating performance of Atlanta Capital and its parent company, EVC. Atlanta Capital states that the size of the overall incentive compensation pool is determined each year by Atlanta Capital’s management team in consultation with EVC. and depends primarily on Atlanta Capital’s profitability for the year. While the salaries of Atlanta Capital portfolio managers are fixed, the firm states that cash bonuses and stock-based compensation may fluctuate substantially from year to year, based on changes in manager performance and other factors as described herein. Atlanta Capital states that there are no differences in methods used to determine compensation of portfolio managers with respect to the Fund and other accounts.

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Victory Capital
Other accounts managed by portfolio manager(s) as of December 31, 2011

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund/Portfolio		Total Assets		Total Assets		Total Assets
Manager(s)	Number	(in millions)	Number	(in millions)	Number	(in millions)
Growth Fund
Erik Maronak	2	$193,221	2	$92,290	86	$2,111,547
Jason Dahl, CFA	2	$193,221	2	$92,290	86	$2,111,547
Scott Kefer, CFA	2	$193,221	2	$92,290	86	$2,111,547
Michael Koskuba	2	$193,221	2	$92,290	86	$2,111,547
Potential Conflicts of Interest
Victory Capital states that it is the policy of the firm that all accounts under its management be treated fairly in the allocation of investment information, expertise, and timing of investment executions, and that each client account should be treated fairly and appropriately in relation to other accounts to avoid giving a single account or group of accounts a benefit or advantage, or causing a single account or group of accounts to receive a detriment or disadvantage, that results in improperly favoring any client.
Victory Capital states that other investment companies or accounts may also invest in the same securities and may follow similar investment strategies as the Fund. Victory Capital states that the allocations of transactions are performed in a timely and efficient manner. The firm states that it may combine transaction orders (“bunching” or “blocking” trades) for more than one client account where such action appears to be equitable and potentially advantageous for each account (e.g., for the purpose of reducing brokerage commissions or obtaining a more favorable transaction price.) Victory Capital states that it will aggregate transaction orders only if it believes that the aggregation is consistent with its duty to seek best execution for its clients and is consistent with the terms of investment advisory agreements with each client for whom trades are being aggregated, and that both equity and fixed income securities may be aggregated. When making such a combination of transaction orders for a new issue or secondary market trade in an equity security, Victory Capital states that it adheres to the following objectives:
•	Fairness to clients both in the execution of orders for their account, and in the allocation of orders for the accounts of more than one client.

•	Allocation of all orders in a timely and efficient manner.

•	Maintenance of detailed records reflecting the execution and subsequent allocation of orders given for managed accounts and of client security positions in compliance with Victory Capital Policy and applicable regulatory requirements
When using a trade rotation, Victory Capital states that non-directed account trade aggregations are traded first, followed by a random rotation of directed institutional account transactions. The firm states that its wrap accounts are also executed in a random rotation as a separate group and may immediately follow the directed trade rotation.
Victory Capital states that the aggregation of transactions for advisory accounts and proprietary accounts (including partnerships and other accounts in which the firm or its associated persons are partners or participants, and managed employee accounts) is permissible. Victory Capital states that no proprietary account may be favored over any other participating account.

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Victory Capital states that if a conflict of interest or potential conflict is found, its Compliance and Risk departments have procedures in place for vetting an issue and making sure all laws or regulations are met and disclosures have been made, if needed. The firm states that these procedures are generally built into operational and managerial functions. The firm states that oversight and review are overseen by its committees, such as Trade Oversight, Proxy, Client Commission, etc., and also described in Compliance’s annual review of Victory Capital’s Policies and Procedures. The firm states that the Compliance Committee is the formal committee that conducts internal oversight and that a conflict or potential conflict would also be brought to this committee’s attention. Through these various processes, the firm states that a conflict would be brought to the attention of Compliance and/or Risk and a resolution found.
Compensation of Portfolio Managers
Victory Capital states that the portfolio managers for the Fund each receives a base salary plus an annual incentive bonus for managing portfolios of investment companies, pooled investment vehicles and accounts (including other accounts for which Victory Capital receives a performance fee). The firm states that a manager’s base salary is dependent on the manager’s level of experience and expertise and that Victory Capital monitors each manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various consultants that specialize in competitive salary information.
Victory Capital states that a portfolio manager’s annual incentive bonus is based on the manager’s individual and investment performance results. Victory Capital states that it establishes a “target” incentive for each portfolio manager based on the manager’s level of experience and expertise in the manager’s investment style. Victory Capital states that this target is set at a percentage of base salary, generally ranging from 40% to 150%. Victory Capital states that individual performance is based on balanced scorecard objectives established annually during the first quarter of the fiscal year, and is assigned a 50% weighting. Victory Capital states that individual performance metrics include portfolio structure and positioning as determined by a consultant, research, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to KeyCorp’s corporate philosophy and values, such as leadership, risk management and teamwork. Investment performance is based on investment performance of each portfolio manager’s portfolio relative to a selected peer group(s), and is assigned a 50% weighting. Victory Capital states that the overall performance results of each fund and all similarly-managed investment companies, pooled investment vehicles and other accounts are compared to the performance information of a peer group of similarly-managed competitors, as supplied by third party analytical agencies. Victory Capital states that the manager’s performance versus the peer group then determines the final incentive amount, which generally ranges from zero to 150% of the “target,” depending on results. For example, Victory Capital states that performance in an upper decile may result in an incentive bonus that is 150% of the “target” while below-average performance may result in an incentive bonus as low as zero. Victory Capital states that Performance results for a manager are based on the composite performance of all accounts managed by that manager on a combination of one, three and five year rolling performance. Victory Capital states that Composite performance is calculated on a pre-tax basis and does not reflect applicable fees.
Victory Capital states that the Funds’ portfolio managers may participate either in Victory Capital’s long-term incentive plan, the results for which are based on the Victory Capital’s business results, or may receive options on KeyCorp common stock (the “KeyCorp Incentive Plan”). Eligibility for participation in these incentive programs depends on the manager’s performance and seniority. Mr. Dahl, Mr. Kefer, Mr. Koskuba and Mr. Maronak participate in the Victory Capital Incentive Plan.
The following should be read in conjunction with the information found under the section entitled “Portfolio Manager Ownership of Fund Shares” on page 123:

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As of December 31, 2011, the portfolio managers from Atlanta Capital and Victory Capital did not own shares of the Vantagepoint Growth Fund.
The attached proxy voting policies for Atlanta Capital and Victory Capital are added to section “Proxy Voting Policies”
Please retain this supplement for future reference.

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ATLANTA CAPITAL MANAGEMENT COMPANY, LLC
PROXY VOTING POLICIES
I. Introduction
Atlanta Capital Management Company, LLC (“ACM”) has adopted and implemented policies (and the procedures into which they are incorporated) that ACM believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. ACM’s authority to vote the proxies of its clients is established by their advisory contracts or similar documentation. These proxy policies (and the procedures into which they are incorporated) reflect the Securities and Exchange Commission (“SEC”) requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).
II. Overview
ACM manages its clients’ assets with the overriding goal of seeking to provide.the greatest possible return to such clients consistent with governing laws and the investment policies of each client. In pursuing that goal, ACM seeks to exercise its clients’ rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim of maintaining or enhancing the companies’ economic value. The exercise of shareholder rights is generally performed by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval (for example, the election of directors or the approval of a company’s stock option plans for directors, officers or employees). ACM is adopting the formal written guidelines described in detail below and will utilize such guidelines in voting proxies on behalf of its clients. These guidelines are designed to promote accountability of a company’s management and Board of Directors to its shareholders and to align the interests of management with those of shareholders. In seeking to ensure a level of consistency and rationality in the proxy voting process, the guidelines contained in these policies are designed to address the manner in which certain matters that arise regularly in proxies will generally be voted. However, ACM takes the view that these guidelines should not be used as mechanical instructions for the exercise of this important shareholder right. Except in the instance of routine matters related to corporate administrative matters which are not expected to have a significant economic impact on the company or its shareholders (on which ACM will routinely vote with management), ACM will review each matter on a case-by-case basis and reserve the right to deviate from these guidelines when it believes the situation warrants such a deviation. In addition, no set of guidelines can anticipate all situations that may arise. In special cases, the Proxy Administrator (the person specifically charged with the responsibility to review and vote proxies on behalf of ACM’s clients) may seek insight from ACM’s analysts, portfolio managers and/or Executive Committee on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly. The guidelines are just that: guidelines, rather than hard and fast rules, simply because corporate governance issues are so varied.
III. Risk Metrics Group
In order to facilitate this proxy voting process, ACM has retained Risk Metrics Group (“RMG”) to assist the firm with in-depth proxy research, vote execution, and the recordkeeping necessary for the appropriate management of a client account. RMG is an advisor that specializes in providing a variety of fiduciary-level services related to proxy voting. In addition to analyses, RMG delivers to ACM voting reports that reflect voting activities for ACM’s clients, enabling the clients to monitor voting activities performed by ACM.
IV. ProxyEdge (Broadridge “BR”)
In addition ACM has retained ProxyEdge (BR) to assist the firm with vote execution, and the record keeping necessary for the appropriate management of a client account. ProxyEdge is an advisor that specializes in providing a variety of fiduciary-level services related to proxy voting. Wrap clients may view generic large cap, small cap and SMID cap voting reports at www.atlcap.com.
V. Proxy Voting Guidelines
The following guidelines relate to the types of proposals that are most frequently presented in proxy statements to shareholders. Absent unusual circumstances, ACM will utilize these guidelines when voting proxies on behalf of its clients.
A. Election of Board of Directors
ACM believes that a Board of Directors should primarily be independent, not have significant ties to management and consist of members who are all elected annually. In addition, ACM believes that important Board committees (e.g., audit, nominating and compensation committees) should be entirely independent. In general, ACM will support the election of directors that result in a Board made up of a majority of independent directors.
ACM will support the election of independent directors to serve on the audit, compensation, and/or nominating committees of a Board of Directors.
ACM will hold all directors accountable for the actions of the Board’s committees. For example, ACM will consider withholding votes for nominees who have recently approved compensation arrangements that ACM deems excessive or proposed equity-based compensation plans that unduly dilute the ownership interests of shareholders.
ACM will support efforts to declassify existing Boards, and will vote against efforts by companies to adopt classified Board structures. CM will vote against proposals for cumulative voting, confidential stockholder voting and the granting of pre-emptive rights.
B. Approval of Independent Auditors ACM believes that the relationship between the company and its auditors should be limited primarily to the audit engagement and closely allied audit-related and tax services, although non-audit services may be provided so long as they are consistent with the requirements of the Sarbanes-Oxley Act and, if required, have been approved by an independent audit committee. ACM will also consider the reputation of the auditor and any problems that may have arisen in the auditor’s performance of services.
C. Executive Compensation
ACM believes that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of management, employees, and directors. However, ACM is opposed to plans that substantially dilute shareholders’ ownership interests in the company or have objectionable structural features.
ACM will generally vote against plans where total potential dilution (including all equity-based plans) seems likely to exceed 15% of shares outstanding over ten years and extends longer than ten years.
ACM will generally vote against plans if annual option grants exceed 2% of shares outstanding. These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan’s impact on client shareholdings ACM considers other factors such as specific industry practices, company and stock performance and management credibility. The Proxy Administrator may consult with the relevant analyst(s) or portfolio manager(s) or, if appropriate, members of senior management, to determine when or if it may be appropriate to exceed these guidelines.
ACM will typically vote against plans that have any of the following structural features:
Ability to re-price underwater options without shareholder approval. The unrestricted ability to issue options with an exercise price below the stock’s current market price.

Automatic share replenishment (“evergreen”) feature.
ACM is supportive of measures intended to increase long-term stock ownership by executives. These may include:
Requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive’s salary).
Using restricted stock grants instead of options.
Utilizing phased vesting periods or vesting tied to company specific milestones or stock performance.
ACM will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.
In assessing a company’s executive compensation plan, ACM will weigh all components of the plan. For example, the grant of stock options to executives of a company in a particular year may appear excessive if that grant goes above 2% of the shares outstanding of the company. However, such grants may be appropriate if the senior management of the company has accepted significantly reduced cash compensation for the year in lieu of receiving a greater number of options.
D. Corporate Structure Matters/Anti-Takeover Defenses
As a general matter, ACM opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. In general, Because a classified board structure prevents shareholders from electing a full slate of directors annually, ACM will typically vote against proposals to create classified boards and vote in favor of shareholder proposals to declassify a board. ACM will vote for proposals to subject shareholder rights plans (“poison pills”) to a shareholder vote. ACM will vote for shareholder proposals that seek to eliminate supermajority voting requirements and oppose proposals seeking to implement supermajority voting requirements. ACM will generally vote against proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the Board of Directors when the stock is issued when used as an anti-takeover device. However, such “blank check” preferred stock may be issued for legitimate financing needs and ACM can vote for proposals to issue such preferred stock in those circumstances.

ACM will vote for proposals to lower barriers to shareholder action (for example, limiting rights to call special meetings or act by written consent). ACM will vote against proposals for a separate class of stock with disparate voting rights.
ACM will consider on a case-by-case basis board-approved proposals regarding changes to a company’s capitalization, however ACM will generally vote in favor of proposals authorizing the issuance of additional common stock (except in the case of a merger, restructuring or other significant corporate event which will be handled on a case-by-case basis).
E. State of Incorporation/Offshore Presence Under ordinary circumstances, ACM will not interfere with a choice to reincorporate or reorganize a company in a different jurisdiction, provided that management’s decision has been approved by a Board of Directors. ACM recognizes that there may be benefits to reincorporation (such as tax benefits and more developed business laws in the jurisdiction of reincorporation). Each proposal to reincorporate in offshore tax havens will be reviewed on a case-by-case basis to determine whether such actions are in the best interests of the shareholders of the company including ACM’s clients.
F. Environmental/Social Policy Issues
ACM believes that “ordinary business matters” are primarily the responsibility of management and should be approved solely by the company’s Board of Directors. ACM recognizes that certain social and environmental issues raised in shareholder proposals are the subjects of vigorous public debate and many are the subject of legal statutes or regulation by federal and/or state agencies. ACM generally supports management on these types of proposals, though exceptions may be made in certain instances where ACM believes a proposal has substantial economic implications. ACM expects that the companies in which clients’ assets are invested will act as responsible corporate citizens.
G. Circumstances Under Which ACM Will Abstain From Voting
ACM will seek to vote all proxies for clients who have delegated the responsibility to vote such proxies to ACM. Under certain circumstances, the costs to clients associated with voting such proxies would far outweigh the benefit derived from exercising the right to vote. In those circumstances, ACM will make a case-by-case determination on whether or not to vote such proxies. In the case of countries that require so-called “share blocking,” ACM may also abstain from voting. ACM will not seek to vote proxies on behalf of its clients unless it has agreed to take on that responsibility on behalf of a client. Finally, ACM may be required to abstain from voting on a particular proxy in a situation where a conflict exists between ACM and its client. The policy for resolution of such conflicts is described below in Section VII.

VI. Recordkeeping
ACM will maintain records relating to the proxies voted on behalf of its clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended.
Those records will include:
A copy of ACM’s proxy voting policies and procedures; Proxy statements received regarding client securities (if such proxies are available on the SEC’s EDGAR system or a third party undertakes to promptly provide a copy of such documents to ACM, ACM does not need to retain a separate copy of the proxy statement);
A record of each vote cast; A copy of any document created by ACM that was material to making a decision on how to vote a proxy for a client or that details the basis for such a decision; and Each written client request for proxy voting records and ACM’s written response to any client request (whether written or oral) for such records. All records described above will be maintained in an easily accessible place for six years and will be maintained in the offices of ACM for two years after they are created.
VII. Identification and Resolution of Conflicts with Clients As fiduciary to its clients, ACM puts the interests of its clients ahead of its own. In order to ensure that relevant personnel of ACM are able to identify potential conflicts of interest, ACM will take the following steps:
Quarterly, the Compliance Officer will seek information from the supervisor of each functional unit of ACM (marketing, operations, etc.) Each supervisor will be asked to provide a list of significant clients or prospective clients of ACM. For example, a supervisor would report the fact that ACM was in discussions with a corporate client considering management of the corporation’s pension plan assets. The Compliance Officer will compile a list of the companies identified (the “Conflicted Companies”) and provide that list to the Proxy Administrator.
The Proxy Administrator will compare the list of Conflicted Companies with the names of companies for which he expects to receive or has received proxy statements (the “Proxy Companies”). If a Conflicted Company is also a Proxy Company, the Proxy Administrator will report that fact to the Compliance Officer and members of senior management of ACM.
The Compliance Officer and designated members of senior management will then determine if a conflict of interest exists between ACM and its client. If they determine that a conflict exists, they will take the following steps to seek to resolve such conflict prior to voting any proxies relating to these Conflicted Companies.
If the Proxy Administrator expects to vote the proxy of the Conflicted Company strictly according to the guidelines contained in these Proxy Voting Policies (the “Policies”), he will (i) inform the Compliance Officer and designated members of senior management of that fact, (ii) vote the proxies and (iii) record the existence of the conflict and the resolution of the matter. If the Proxy Administrator intends to vote in a manner inconsistent with the guidelines contained herein or, if the issues raised by the proxy are not contemplated by these Policies, and the matters involved in such proxy could have a material economic impact on the client(s) involved, the Proxy Administrator will seek instruction on how the proxy should be voted from: The client, in the case of an individual or corporate client; The Board of Directors, or any committee thereof identified by the Board, in the case of a Fund; or The adviser, in situations where the Adviser acts as a sub-adviser to such adviser. ACM will provide all reasonable assistance to each party to enable such party to make an informed decision.
If the client or Board of Directors, as the case may be, fails to instruct the Proxy Administrator on how to vote the proxy, the Proxy Administrator will generally abstain from voting in order to avoid the appearance of impropriety. If however, the failure of ACM to vote its clients’ proxies would have a material adverse economic impact on ACM’s clients’ securities holdings in the Conflicted Company, ACM may vote such proxies in order to protect its clients’ interests. In either case, the Proxy Administrator will record the existence of the conflict and the resolution of the matter.
Adopted as of June 6, 2003.
Last revised October 20, 2008

VICTORY CAPITAL MANAGEMENT INC.
PROXY VOTING POLICY

Effective Date:	August 18, 2003
Revised Date:	October 11, 2011
Proxy Voting Policy
     When Victory client accounts hold stock that Victory is obligated to vote, the voting authority will be exercised in accordance with:
•	the direction and guidance, if any, provided by the document establishing the account relationship

•	principles of fiduciary law and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. Both require Victory to act in the best interests of the account. In voting such stock, Victory will exercise the care, skill, prudence, and diligence a prudent person would use, considering the aims, objectives, and guidance provided by the documents governing the account.
     Victory votes client securities in the best interests of the client. In general, this entails voting client proxies with the objective of increasing the long-term economic value of client assets.* In determining the best interests of the account, Victory considers, among other things, the effect of the proposal on the underlying value of the securities (including the effect on marketability of the securities and the effect of the proposal on future prospects of the issuer), the composition and effectiveness of the issuer’s board of directors, the issuer’s corporate governance practices, and the quality of communications from the issuer to its shareholders.
     Where Victory has an obligation to vote client proxies:
•	reasonable efforts will be made to monitor and keep abreast of corporate actions

•	all stock, whether by proxy or in person, will be voted, provided there is sufficient time and information available

•	a written record of such voting will be kept by Victory or its designated affiliate

•	Non-routine proposals not covered by the Guidelines or involving other special circumstances will be evaluated on a case-by-case basis with input from the appropriate Victory analyst(s) or portfolio manager(s), as applicable, subject to review by an attorney within Victory’s law group and a member of senior management.

•	the Proxy and Corporate Activities Committee (the “Proxy Committee”) will supervise the voting of client securities. In all cases, the ultimate voting decision and responsibility rests with the members of the Proxy Committee.

*	Note: “Clients” include, without limitation, separately managed accounts, mutual funds, and other accounts and funds for which Victory serves as investment adviser or sub-adviser. Victory’s entire Policy and Procedures are available upon request via our website at www.victoryconnect.com, or by e-mailing us at Compliance_Victory@victoryconnect.com. Information on how to obtain voting records can also be found on www.victoryconnect.com.

Statement of Corporate Governance
     The rights associated with stock ownership are as valuable as any other financial assets. As such, they must be managed in the same manner. Victory has established voting guidelines that seek to protect these rights while attempting to maximize the value of the underlying securities.
Proxy Voting Procedure
     The Proxy Committee determines how proxies will be voted. Decisions are based exclusively with the best interest with the shareholders in mind.
     Voting may be executed through administrative screening per established guidelines with oversight by the Proxy Committee or upon vote by a quorum of the Proxy Committee.
     Victory’s investment research department’s opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in the client’s best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.
     The Proxy Committee is comprised of at least the following: Chief Administration Officer, a Senior Equity Analyst, Victory and Key Private Bank Senior Portfolio Managers, and Head of Fund Administration. Quorum exists when at least three voting committee members are either in attendance or participate remotely via video or teleconference. Approval is based on majority votes of committee.
     Victory has engaged ISS (Institutional Shareholder Services) to perform the administrative tasks of receiving proxies and proxy statements, and voting proxies in accordance with the Victory Proxy Policy. In no circumstances shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by Victory.
Voting Guidelines
     The following guidelines are intended to assist in voting proxies and are not to be considered rigid rules. The Proxy Committee is directed to apply these guidelines as appropriate. On occasion, however, a contrary vote may be warranted when such action is in the best interests of the account or if it is required under the documents governing the account.
     The committee may also take into account independent third-party, general industry guidance or other governance board review sources when making decisions. The committee may additionally seek guidance from other senior internal sources with special expertise on a given topic, where it is appropriate.
     When the Proxy Committee decides to vote against or to withhold a vote for a proposal which is generally approved, or votes in favor of a proposal which is generally opposed, the reason for the exception will be recorded.
     The following is a discussion of selected proxy proposals which are considered periodically at annual meetings. Victory’s general position with regard to such proposals is also included.
Corporate Actions
     The Corporate Actions Group processes mandatory corporate actions. The Victory Proxy Analyst obtains recommendations from the Victory Portfolio Manager, Research Analyst or Proxy Committee on voluntary corporate actions and will post the recommendation to the Victory Capital Management Report Repository. The Victory Proxy Analyst will also send the recommendation to the Corporate Actions Group.

Routine/Miscellaneous Proposals
Adjourn Meeting
Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.
Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes “other business.”
Amend Quorum Requirements
Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.
Amend Minor Bylaws
Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).
Change Company Name
Vote FOR proposals to change the corporate name.
Change Date, Time, or Location of Annual Meeting
Vote FOR management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable.
Vote AGAINST shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable.
Other Business
Vote AGAINST proposals to approve other business when it appears as voting item.
Audit-Related
Auditor Indemnification and Limitation of Liability
Consider the issue of auditor indemnification and limitation of liability CASE-BY-CASE. Factors to be assessed include, but are not limited to:
•	The terms of the auditor agreement- the degree to which these agreements impact shareholders’ rights;

•	Motivation and rationale for establishing the agreements;

•	Quality of disclosure; and

•	Historical practices in the audit area.
WTHHOLD or vote AGAINST members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.
Auditor Ratification
Victory expects a company to have completed its due diligence on the auditors; therefore, selection is approved. However, in cases where auditors have failed to render accurate financial statements, votes are withheld. A favorable position is given to auditors who receive more compensation from their audit engagement than other services with the company.
Vote FOR the ratification of auditors.

However, vote AGAINST in cases where auditors have failed to render accurate financial statements or where non-audit fees exceed audit fees.
Non-audit fees are excessive if:
•	Non-audit (“other”) fees >audit fees + audit-related fees + tax compliance/preparation fees
Tax compliance and preparation include the preparation of original and amended tax returns, refund claims and tax payment planning. All other services in the tax category, such as tax advice, planning or consulting should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.
In circumstances where “Other” fees include fees related to significant one-time capital structure events: initial public offerings, bankruptcy emergence, and spin-offs; and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.
Receiving and/or Approving Financial Reports
(This is a non-US issue)
Vote FOR approval of financial statements and director and auditor reports, unless:
•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed
Shareholder Proposals Limiting Non-Audit Services
Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.
Shareholder Proposals on Audit Firm Rotation
Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:
•	The tenure of the audit firm;

•	The length of rotation specified in the proposal;

•	Any significant audit-related issues at the company;

•	The number of Audit Committee meetings held each year;

•	The number of financial experts serving on the committee; and

•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

Board of Directors
Voting on Director Nominees in Uncontested Elections
Votes on director nominees should be determined CASE-BY-CASE.
Four fundamental principles apply when determining votes on director nominees:
1.	Board Accountability: Practices that promote accountability include: transparency into a company’s governance practices; annual board elections; and providing shareholders the ability to remove problematic directors and to vote on takeover defenses or other charter/bylaw amendments. These practices help reduce the opportunity for management entrenchment.

2.	Board Responsiveness: Directors should be responsive to shareholders, particularly in regard to shareholder proposals that receive a majority vote and to tender offers where a majority of shares are tendered. Furthermore, shareholders should expect directors to devote sufficient time and resources to oversight of the company.

3.	Director Independence: Without independence from management, the board may be unwilling or unable to effectively set company strategy and scrutinize performance or executive compensation.

4.	Director Competence: Companies should seek directors who can add value to the board through specific skills or expertise and who can devote sufficient time and commitment to serve effectively. While directors should not be constrained by arbitrary limits such as age or term limits, directors who are unable to attend board and committee meetings and/or who are overextended (i.e. serving on too many boards) raise concern on the director’s ability to effectively serve in shareholders’ best interests.
1. Board Accountability
VOTE WITHHOLD/AGAINST1 the entire board of directors (except new nominees1, who should be considered CASE-BY-CASE), for the following:
Problematic Takeover Defenses:
     Classified board structure:
1.1.	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election — any or all appropriate nominees (except new) may be held accountable;
     Director Performance Evaluation:
1.2.	The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and five-year operational metrics. Problematic provisions include but are not limited to:

[1]	In general, companies with a plurality vote standard use “Withhold” as the valid contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

[2]	A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If Victory cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

•	A classified board structure;

•	A supermajority vote requirement;

•	Majority vote standard for director elections with no carve out for contested elections;

•	The inability for shareholders to call special meetings;

•	The inability for shareholders to act by written consent;

•	A dual-class structure; and/or

•	A non-shareholder approved poison pill.
     Poison Pills:
1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote withhold/against every year until this feature is removed;

1.4.	The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly-adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually-elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill. This policy applies to all companies adopting or renewing pills after the announcement of this policy (Nov 19, 2009);

1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.
Vote CASE-BY-CASE on all nominees if:
1.6.	the board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:
•	The date of the pill‘s adoption relative to the date of the next meeting of shareholders- i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

•	The issuer‘s rationale;

•	The issuer’s governance structure and practices; and

•	The issuer’s track record of accountability to shareholders.
Problematic Audit-Related Practices
Generally, vote AGAINST or WITHHOLD from the members of the Audit Committee if:
1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or

1.9.	There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.
Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if:
1.10.	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.
Problematic Compensation Practices
Vote WITHHOLD/AGAINST the members of the Compensation Committee and potentially the full board if:
1.11.	There is a negative correlation between chief executive pay and company performance (see Pay for Performance Policy);

1.12.	The company reprices underwater options for stock, cash, or other consideration without prior shareholder approval, even if allowed in the company’s equity plan;

1.13.	The company fails to submit one-time transfers of stock options to a shareholder vote;

1.14.	The company fails to fulfill the terms of a burn rate commitment made to shareholders;

1.15.	The company has problematic pay practices. Problematic pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Governance Failures
Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:
1.16.	Material failures of governance, stewardship, or fiduciary responsibilities at the company;

1.17.	Failure to replace management as appropriate; or

1.18.	Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.
2. Board Responsiveness
Vote WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered CASE-BY-CASE), if:
2.1.	The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year; or

2.2.	The board failed to act on a shareholder proposal that received approval of the majority of shares cast in the last year and one of the two previous years.

2.3.	The board failed to act on takeover offers where the majority of the shareholders tendered their shares; or

2.4.	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.
3. Director Independence
Vote WITHHOLD/AGAINST Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:
3.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

3.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

3.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

3.4.	The full board is less than majority independent.
4. Director Competence
Attendance at Board and Committee Meetings
VOTE WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered CASE-BY-CASE), if:
4.1.	The company’s proxy indicates that not all directors attended 75 percent of the aggregate board and committee meetings, but fails to provide the required disclosure of the names of the director(s) involved.
Generally vote AGAINST or WITHHOLD from individual directors who:
4.2.	Attend less than 75 percent of the board and committee meetings (with the exception of new nominees). Acceptable reasons for director(s) absences are generally limited to the following:
•	Medical issues/illness;

•	Family emergencies; and

•	If the director’s total service was three meetings or fewer and the director missed only one meeting.
These reasons for directors’ absences will only be considered if disclosed in the proxy or another SEC filing. If the disclosure is insufficient to determine whether a director attended at least 75 percent of board and committee meetings in aggregate, vote AGAINST/WITHHOLD from the director.

Overboarded Directors
Vote AGAINST or WITHHOLD from individual directors who:
4.3.	Sit on more than six public company boards; or

4.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards.
Categorization of Directors
1. Inside Director (I)
1.1.	Employee of the company or one of its affiliates[i].

1.2.	Among the five most highly paid individuals (excluding interim CEO).

1.3.	Listed as an officer as defined under Section 16 of the Securities and Exchange Act of 1934 (“Section 16 officer”)ii.

1.4.	Current interim CEO.

1.5.	Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a defined group).
2. Affiliated Outside Director (AO)
     Board Attestation
2.1.	Board attestation that an outside director is not independent.
     Former CEO
2.2.	Former CEO of the companyiii,iv.

2.3.	Former CEO of an acquired company within the past five yearsiv.

2.4.	Former interim CEO if the service was longer than 18 months. If the service was between twelve and eighteen months an assessment of the interim CEO’s employment agreement will be made[v].
     Non-CEO Executives
2.5.	Former Section 16 officerii of the company, an affiliate[i] or an acquired firm within the past five years.

2.6.	Section 16 officerii of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years.

2.7.	Section 16 officerii, former Section 16 officer, or general or limited partner of a joint venture or partnership with the company.
     Family Members
2.8.	Immediate family membervi of a current or former Section 16 officerii of the company or its affiliates[i] within the last five years.

2.9.	Immediate family membervi of a current employee of company or its affiliates[i] where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role).
     Transactional, Professional, Financial, and Charitable Relationships
2.10.	Currently provides (or an immediate family membervi provides) professional servicesvii to the company, to an affiliate[i] of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

2.11.	Is (or an immediate family membervi is) a partner in, or a controlling shareholder or an employee of, an organization which provides professional servicesvii to the company, to an affiliate[i] of the company, or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

2.12.	Has (or an immediate family membervi has) any material transactional relationshipviii with the company or its affiliates[i] (excluding investments in the company through a private placement).

2.13.	Is (or an immediate family membervi is) a partner in, or a controlling shareholder or an executive officer of, an organization which has any material transactional relationshipviii with the company or its affiliates[i] (excluding investments in the company through a private placement).

2.14.	Is (or an immediate family membervi is) a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowmentsviii from the company or its affiliates[i].
     Other Relationships
2.15.	Party to a voting agreementix to vote in line with management on proposals being brought to shareholder vote.

2.16.	Has (or an immediate family membervi has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee[x].

2.17.	Founderxi of the company but not currently an employee.

2.18.	Any materialxii relationship with the company.
3. Independent Outside Director (IO)
3.1.	No materialxii connection to the company other than a board seat.

Footnotes:

[i]	“Affiliate” includes a subsidiary, sibling company, or parent company. Victory uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

ii	“Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will be classified as an Affiliated Outsider. If the company provides explicit disclosure that the director is not receiving additional compensation in excess of $10,000 per year for serving in that capacity, then the director will be classified as an Independent Outsider.

iii	Includes any former CEO of the company prior to the company’s initial public offering (IPO).

iv	When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, Victory will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

[v]	Victory will look at the terms of the interim CEO’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. Victory will also consider if a formal search process was underway for a full-time CEO at the time.

vi	“Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

vii	Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include, but are not limited to the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; legal services; property management services; realtor services; lobbying services; executive search services; and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services; IT tech support services; educational services; and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

viii	A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity exceeding the greater of $200,000 or 5 percent of the recipient’s gross revenues, in the case of a company which follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, in the case of a company which follows NYSE/Amex listing standards. In the case of a company which follows neither of the preceding standards, Victory will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).

ix	Dissident directors who are parties to a voting agreement pursuant to a settlement arrangement, will generally be classified as independent unless determined otherwise taking into account the following factors: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.

[x]	Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

xi	The operating involvement of the founder with the company will be considered. Little to no operating involvement may cause Victory to deem the founder as an independent outsider.

xii	For purposes of Victory’s director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.
Other Board-Related Proposals
Age/Term Limits
Vote AGAINST management and shareholder proposals to limit the tenure of outside directors through mandatory retirement ages.
Vote AGAINST management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.
Board Size
Vote FOR proposals seeking to fix the board size or designate a range for the board size.
Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.
Classification/Declassification of the Board
Vote AGAINST proposals to classify (stagger) the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.
CEO Succession Planning
Generally vote FOR proposals seeking disclosure on a CEO succession planning policy, considering at a minimum, the following factors:
•	The reasonableness/scope of the request; and

•	The company’s existing disclosure on its current CEO succession planning process.
Cumulative Voting
Generally vote FOR proposals to eliminate cumulative voting.
Generally vote AGAINST shareholder proposals to restore or provide for cumulative voting.
Director and Officer Indemnification and Liability Protection
Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.
Vote AGAINST proposals that would:
•	Eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

•	Expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

•	Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company’s board (i.e., “permissive indemnification”), but that previously the company was not required to indemnify.
Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:
•	If the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

•	If only the director’s legal expenses would be covered.
Establish/Amend Nominee Qualifications
Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and to what degree they may preclude dissident nominees from joining the board.
Vote CASE-BY-CASE on shareholder resolutions seeking a director nominee candidate who possesses a particular subject matter expertise, considering:
•	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;

•	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;

•	The company disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and

•	The scope and structure of the proposal.
Establish other Board Committee Proposals
Generally vote AGAINST shareholder proposals to establish a new board committee.
Filling Vacancies/Removal of Directors
Vote AGAINST proposals that provide that directors may be removed only for cause.
Vote FOR proposals to restore shareholders’ ability to remove directors with or without cause.
Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.
Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.
Independent Chair (Separate Chair/CEO)
Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company satisfies all of the following criteria: The company maintains the following counterbalancing governance structure:
•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:
•	presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

•	serves as liaison between the chairman and the independent directors;

•	approves information sent to the board;

•	approves meeting agendas for the board;

•	approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

•	has the authority to call meetings of the independent directors;

•	if requested by major shareholders, ensures that he is available for consultation and direct communication;
•	Two-thirds independent board;

•	All independent key committees;

•	Established governance guidelines;

•	A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company’s four-digit GICS industry group (using Russell 3000 companies only), unless there has been a change in the Chairman/CEO position within that time. For companies not in the Russell 3000 universe, the company must not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns, unless there has been a change in the Chairman/CEO position within that time;

•	The company does not have any problematic governance or management issues, examples of which include, but are not limited to:
•	Egregious compensation practices;

•	Multiple related-party transactions or other issues putting director independence at risk;

•	Corporate and/or management scandals;

•	Excessive problematic corporate governance provisions; or

•	Flagrant actions by management or the board with potential or realized negative impacts on shareholders.
Majority of Independent Directors/Establishment of Independent Committees
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by Victory’s definition of independent outsider. (See Categorization of Directors.)
Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.
Majority Vote Standard for the Election of Directors
Vote AGAINST if the company already has a Resignation Policy in place
Otherwise vote with stated policy;
Generally vote FOR management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote AGAINST if no carve-out for plurality in contested elections is included.
Generally vote FOR precatory and binding shareholder resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.
Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.
Proxy Access (Open Access )
Vote CASE-BY-CASE on shareholder proposals asking for open or proxy access, taking into account:
•	The ownership threshold proposed in the resolution;

•	The proponent’s rationale for the proposal at the targeted company in terms of board and director conduct.
Require More Nominees than Open Seats
Vote AGAINST shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

Shareholder Engagement Policy (Shareholder Advisory Committee)
Generally vote FOR shareholders proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:
•	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

•	Effectively disclosed information with respect to this structure to its shareholders;

•	Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and

•	The company has an independent chairman or a lead director, according to Victory’s definition. This individual must be made available for periodic consultation and direct communication with major shareholders.
Proxy Contests- Voting for Director Nominees in Contested Elections
Internally reviewed on a CASE-BY-CASE basis.
Vote No Campaigns
In cases where companies are targeted in connection with public “vote no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

Takeover Defenses and Related Actions
Anti-takeover statutes generally increase management’s potential for insulating itself and warding off hostile takeovers that may be beneficial to shareholders. While it may be true that some boards use such devices to obtain higher bids and to enhance shareholder value, it is more likely that such provisions are used to entrench management.
Advance Notice Requirements for Shareholder Proposals/Nominations
Vote CASE-BY-CASE on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.
To be reasonable, the company’s deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline. The submittal window is the period under which a shareholder must file his proposal/nominations prior to the deadline.
In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.
Amend Bylaws without Shareholder Consent
Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.
Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.
Confidential Voting
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.
Vote FOR management proposals to adopt confidential voting.
Control Share Acquisition Provisions
Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.
Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.
Vote AGAINST proposals to amend the charter to include control share acquisition provisions.
Vote FOR proposals to restore voting rights to the control shares.
Control Share Cash-Out Provisions
Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote FOR proposals to opt out of control share cash-out statutes.
Disgorgement Provisions
Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge, or pay back, to the company any profits realized from the sale of that company’s stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor’s gaining control status are subject to these recapture-of-profits provisions.
Vote FOR proposals to opt out of state disgorgement provisions.
Equal Access Proposals
Vote FOR proposals seeking equal access to proxies.
Fair Price Provisions
Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.
Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.
Freeze-Out Provisions
Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.
Greenmail
Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.
Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.
Net Operating Loss (NOL) Protective Amendments
Vote AGAINST proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (“NOLs”) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.
Vote CASE-BY-CASE, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:
•	The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);

•	The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

Poison Pills (Shareholder Rights Plans)
Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:
•	Shareholders have approved the adoption of the plan; or

•	The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.
If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote FOR the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.
Management Proposals to Ratify a Poison Pill
Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:
•	No lower than a 20% trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.
In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.
Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)
Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (“NOLs”) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.
Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:
•	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

•	The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.
Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.
Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:
•	The election of fewer than 50% of the directors to be elected is contested in the election;

•	One or more of the dissident’s candidates is elected;

•	Shareholders are not permitted to cumulate their votes for directors; and

•	The election occurred, and the expenses were incurred, after the adoption of this bylaw.
Reincorporation Proposals
Management or shareholder proposals to change a company’s state of incorporation should be evaluated CASE-BY-CASE, giving consideration to both financial and corporate governance concerns including the following:
•	Reasons for reincorporation;

•	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and

•	Comparison of corporation laws of original state and destination state.
Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.
Shareholder Ability to Act by Written Consent
Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.
Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:
•	Shareholders’ current right to act by written consent;

•	The consent threshold;

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of, and management’s response to, previous shareholder proposals.
Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:
•	An unfettered[3] right for shareholders to call special meetings at a 10 percent threshold;

•	A majority vote standard in uncontested director elections;

•	No non-shareholder-approved pill; and

•	An annually elected board.
Shareholder Ability to Call Special Meetings
Vote AGAINST proposals restricting or eliminating shareholders’ right to call special meetings.
Vote FOR proposals allowing shareholders to call special meetings unless the company currently provides the right to call special meetings at a threshold of 25 percent, upon which Victory votes AGAINST.
Stakeholder Provisions
Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.
State Antitakeover Statutes
Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).

[3]	“Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

Supermajority Vote Requirements
Vote AGAINST proposals seeking to adopt supermajority vote requirements higher than 66.67 percent.
Vote FOR proposals seeking to reduce or eliminate supermajority vote requirements.

CAPITAL/RESTRUCTURING
The stewardship of a corporation’s capital structure involves a number of important issues, including dividend policy, taxes, types of assets, opportunities for growth, ability to finance new projects internally, and the cost of obtaining additional capital. For the most part, these decisions are best left to the board and senior management of the firm. However, while a company’s value depends more on its capital investment and operations than on how it is financed, many financing decisions have a significant impact on shareholders, particularly when they involve the issuance of additional common stock, preferred stock, or the assumption of additional debt. Additional equity financing, for example, may reduce an existing shareholder’s ownership interest and can dilute the value of his investment. Shareholders must also be alert to potential anti-takeover mechanisms, which are often embedded in management’s chosen financing vehicles.
Capital
Adjustments to Par Value of Common Stock
Vote FOR management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action
Vote FOR management proposals to eliminate par value.
Common Stock Authorization
Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.
Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.
Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.
Vote FOR increases in authorized common stock, unless the increase is being used to thwart a takeover, upon which Victory votes AGAINST.
Vote AGAINST proposals that seek to permanently revoke or remove preemptive rights from shareholders.
Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:
•	Past Board Performance:
•	The company’s use of authorized shares during the last three years
•	The Current Request:
•	Disclosure in the proxy statement of the specific purposes of the proposed increase;

•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

•	The dilutive impact of the request as determined by an allowable increase calculated by Victory (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.
Issue Stock for Use with Rights Plan
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder- approved shareholder rights plan (poison pill).

Authority to Issue Additional Debt
(This is a non-US issue.)
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.
Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.
Preemptive Rights
Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration:
•	The size of the company;

•	The shareholder base; and

•	The liquidity of the stock.
Preferred Stock Authorization
Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.
Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.
Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:
•	Past Board Performance:
•	The company’s use of authorized preferred shares during the last three years;
•	The Current Request:
•	Disclosure in the proxy statement of the specific purposes for the proposed increase;

•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

•	In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by Victory (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns; and

•	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.
Recapitalization Plans
Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:
•	More simplified capital structure;

•	Enhanced liquidity;

•	Fairness of conversion terms;

•	Impact on voting power and dividends;

•	Reasons for the reclassification;

•	Conflicts of interest; and

•	Other alternatives considered.
Reverse Stock Splits
     Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote AGAINST proposals when there is not a proportionate reduction of authorized shares, unless:
•	A stock exchange has provided notice to the company of a potential delisting; or

•	The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with Victory’s Common Stock Authorization policy.
Share Repurchase Programs
Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
Stock Distributions: Splits and Dividends
Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares equal to or less than the allowable increase calculated in accordance with Victory’s Common Stock Authorization policy.
Tracking Stock
Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:
•	Adverse governance changes;

•	Excessive increases in authorized capital stock;

•	Unfair method of distribution;

•	Diminution of voting rights;

•	Adverse conversion features;

•	Negative impact on stock option plans; and

•	Alternatives such as spin-off.
Restructuring
Appraisal Rights
Vote FOR proposals to restore or provide shareholders with rights of appraisal.
Asset Purchases
Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:
•	Purchase price;

•	Fairness opinion;

•	Financial and strategic benefits;

•	How the deal was negotiated;

•	Conflicts of interest;

•	Other alternatives for the business;

•	Non-completion risk.
Asset Sales
Vote CASE-BY-CASE on asset sales, considering the following factors:
•	Impact on the balance sheet/working capital;

•	Potential elimination of diseconomies;

•	Anticipated financial and operating benefits;

•	Anticipated use of funds;

•	Value received for the asset;

•	Fairness opinion;

•	How the deal was negotiated;

•	Conflicts of interest.

Bundled Proposals
Vote CASE-BY-CASE on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.
Conversion of Securities
Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.
Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.
Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans
Vote CASE-BY- CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating:
•	Dilution to existing shareholders’ positions;

•	Terms of the offer — discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;

•	Financial issues — company’s financial situation; degree of need for capital; use of proceeds; effect of the financing on the company’s cost of capital;

•	Management’s efforts to pursue other alternatives;

•	Control issues — change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and

•	Conflict of interest — arm’s length transaction, managerial incentives.
Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.
Formation of Holding Company
Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:
•	The reasons for the change;

•	Any financial or tax benefits;

•	Regulatory benefits;

•	Increases in capital structure; and

•	Changes to the articles of incorporation or bylaws of the company.
Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:
•	Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”); or

•	Adverse changes in shareholder rights.
Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)
Vote CASE-BY-CASE on going private transactions, taking into account the following:
•	Offer price/premium;

•	Fairness opinion;

•	How the deal was negotiated;

•	Conflicts of interest;

•	Other alternatives/offers considered; and

•	Non-completion risk.
Vote CASE-BY-CASE on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:
•	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);
•	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:
•	Are all shareholders able to participate in the transaction?

•	Will there be a liquid market for remaining shareholders following the transaction?

•	Does the company have strong corporate governance?

•	Will insiders reap the gains of control following the proposed transaction?

•	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?
Joint Ventures
Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:
•	Percentage of assets/business contributed;

•	Percentage ownership;

•	Financial and strategic benefits;

•	Governance structure;

•	Conflicts of interest;

•	Other alternatives; and

•	Non-completion risk.
Liquidations
Vote CASE-BY-CASE on liquidations, taking into account the following:
•	Management’s efforts to pursue other alternatives;

•	Appraisal value of assets; and

•	The compensation plan for executives managing the liquidation.
Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.
Mergers and Acquisitions
Vote CASE —BY- CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
•	Valuation — Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction — How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•	Strategic rationale — Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•	Negotiations and process — Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•	Conflicts of interest — Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•	Governance — Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
Private Placements/Warrants/Convertible Debentures
Vote CASE-BY-CASE on proposals regarding private placements, warrants, and convertible debentures taking into consideration:
•	Dilution to existing shareholders’ position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of “out of the money” warrants and convertible debt. In these instances from a value standpoint, the negative impact of dilution is mitigated by the increase in the company’s stock price that must occur to trigger the dilutive event.

•	Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):
•	The terms of the offer should be weighed against the alternatives of the company and in light of company’s financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.

•	When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry and anticipation of future performance.
•	Financial issues:
•	The company’s financial condition;

•	Degree of need for capital;

•	Use of proceeds;

•	Effect of the financing on the company’s cost of capital;

•	Current and proposed cash burn rate;

•	Going concern viability and the state of the capital and credit markets.
•	Management’s efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger or sale of part or all of the company.
•	Control issues:
•	Change in management;

•	Change in control;

•	Guaranteed board and committee seats;

•	Standstill provisions;

•	Voting agreements;

•	Veto power over certain corporate actions; and

•	Minority versus majority ownership and corresponding minority discount or majority control premium

•	Conflicts of interest:
•	Conflicts of interest should be viewed from the perspective of the company and the investor.

•	Were the terms of the transaction negotiated at arm’s length? Are managerial incentives aligned with shareholder interests?
•	Market reaction:
•	The market’s response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one day impact on the unaffected stock price.
Vote FOR the private placement, or FOR the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.
Reorganization/Restructuring Plan (Bankruptcy)
Vote CASE-BY-CASE on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:
•	Estimated value and financial prospects of the reorganized company;

•	Percentage ownership of current shareholders in the reorganized company;

•	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);

•	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);

•	Existence of a superior alternative to the plan of reorganization; and

•	Governance of the reorganized company.
Special Purpose Acquisition Corporations (SPACs)
Vote CASE-BY-CASE on SPAC mergers and acquisitions taking into account the following:
•	Valuation — Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target, if it is a private entity.

•	Market reaction — How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

•	Deal timing — A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.

•	Negotiations and process — What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.

•	Conflicts of interest — How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80% rule (the charter requires that the fair market value of the target is at least equal to 80% of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24 month timeframe.

•	Voting agreements — Are the sponsors entering into enter into any voting agreements/ tender offers with shareholders who are likely to vote AGAINST the proposed merger or exercise conversion rights?

•	Governance — What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?

Spin-offs
Vote CASE-BY-CASE on spin-offs, considering:
•	Tax and regulatory advantages;

•	Planned use of the sale proceeds;

•	Valuation of spinoff;

•	Fairness opinion;

•	Benefits to the parent company;

•	Conflicts of interest;

•	Managerial incentives;

•	Corporate governance changes;

•	Changes in the capital structure.
Value Maximization Shareholder Proposals
Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by:
•	Hiring a financial advisor to explore strategic alternatives;

•	Selling the company; or

•	Liquidating the company and distributing the proceeds to shareholders.
These proposals should be evaluated based on the following factors:
•	Prolonged poor performance with no turnaround in sight;

•	Signs of entrenched board and management (such as the adoption of takeover defenses);

•	Strategic plan in place for improving value;

•	Likelihood of receiving reasonable value in a sale or dissolution; and

•	The company actively exploring its strategic options, including retaining a financial advisor.

COMPENSATION
Executive Pay Evaluation
Executive pay remains a perennial hot button issue for shareholders, who want assurance that top management’s compensation is primarily performance-based, fair, and reasonable. Any evaluation of executive pay must recognize two underlying forces: an executive labor market, where executive pay packages result from negotiations in a war for talent, and an agency problem, where boards and shareholders try to align pay incentives with shareholder value creation.
Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:
1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.
Advisory Votes on Executive Compensation- Management Proposals (Management Say-on-Pay)
Evaluate executive pay and practices, as well as certain aspects of outside director compensation CASE-BY-CASE.
Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or
AGAINST an equity-based incentive plan proposal if:
•	There is a misalignment between CEO pay and company performance (pay for performance);

•	The company maintains problematic pay practices;

•	The board exhibits poor communication and responsiveness to shareholders.
Voting Alternatives
In general, the management say on pay (MSOP) ballot item is the primary focus of voting on executive pay practices— dissatisfaction with compensation practices can be expressed by voting against MSOP rather than withholding or voting against the compensation committee. However, if there is no MSOP on the ballot, then the negative vote will apply to members of the compensation committee. In addition, in egregious cases, or if the board fails to respond to concerns raised by a prior MSOP proposal, then vote withhold or against compensation committee members (or, if the full board is deemed accountable, all directors). If the negative factors involve equity-based compensation, then vote AGAINST an equity-based plan proposal presented for shareholder approval.

Additional CASE-BY-CASE considerations for the management say on pay (MSOP) proposals:
•	Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis (CD&A). Consider the measures, goals, and target awards reported by the company for executives’ short- and long-term incentive awards: disclosure, explanation of their alignment with the company’s business strategy, and whether goals appear to be sufficiently challenging in relation to resulting payouts;

•	Evaluation of peer group benchmarking used to set target pay or award opportunities. Consider the rationale stated by the company for constituents in its pay benchmarking peer group, as well as the benchmark targets it uses to set or validate executives’ pay (e.g., median, 75th percentile, etc.,) to ascertain whether the benchmarking process is sound or may result in pay “ratcheting” due to inappropriate peer group constituents (e.g., much larger companies) or targeting (e.g., above median); and

•	Balance of performance-based versus non-performance-based pay. Consider the ratio of performance-based (not including plain vanilla stock options) vs. non-performance-based pay elements reported for the CEO’s latest reported fiscal year compensation, especially in conjunction with concerns about other factors such as performance metrics/goals, benchmarking practices, and pay-for-performance disconnects.
Primary Evaluation Factors for Executive Pay
Pay for Performance
Evaluate the alignment of the CEO’s pay with performance over time, focusing particularly on companies that have underperformed their peers over a sustained period. From a shareholders’ perspective, performance is predominantly gauged by the company’s stock performance over time. Even when financial or operational measures are utilized in incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long-term.
Focus on companies with sustained underperformance relative to peers, considering the following key factors:
•	Whether a company’s one-year and three-year total shareholder returns (“TSR”) are in the bottom half of its industry group (i.e., four-digit GICS — Global Industry Classification Group); and

•	Whether the total compensation of a CEO who has served at least two consecutive fiscal years is aligned with the company’s total shareholder return over time, including both recent and long-term periods.
If a company falls in the bottom half of its four-digit GICS, further analysis of the CD&A is required to better understand the various pay elements and whether they create or reinforce shareholder alignment. Also assess the CEO’s pay relative to the company’s TSR over a time horizon of at least five years. The most recent year-over-year increase or decrease in pay remains a key consideration, but there will be additional emphasis on the long term trend of CEO total compensation relative to shareholder return. Also consider the mix of performance-based compensation relative to total compensation. In general, standard stock options or time-vested restricted stock are not considered to be performance-based. If a company provides performance-based incentives to its executives, the company is highly encouraged to provide the complete disclosure of the performance measure and goals (hurdle rate) so that shareholders can assess the rigor of the performance program. The use of non-GAAP financial metrics also makes it very challenging for shareholders to ascertain the rigor of the program as shareholders often cannot tell the type of adjustments being made and if the adjustments were made consistently. Complete and transparent disclosure helps shareholders to better understand the company’s pay for performance linkage.
Problematic Pay Practices
If the company maintains problematic pay practices, generally vote:
•	AGAINST management “say on pay” (MSOP) proposals;

•	AGAINST/WITHHOLD on compensation committee members (or in rare cases where the full board is deemed responsible, all directors including the CEO):
•	In egregious situations;

•	When no MSOP item is on the ballot; or

•	When the board has failed to respond to concerns raised in prior MSOP evaluations; and/or

•	AGAINST an equity incentive plan proposal if excessive non-performance-based equity awards are the major contributors to a pay-for-performance misalignment.
The focus is on executive compensation practices that contravene the global pay principles, including:
•	Problematic practices related to non-performance-based compensation elements;

•	Incentives that may motivate excessive risk-taking; and

•	Options Backdating.
Problematic Pay Practices related to Non-Performance-Based Compensation Elements
Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS’ Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:
•	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

•	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

•	New or extended agreements that provide for:
•	CIC payments exceeding 3 times base salary and average/target/most recent bonus;

•	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);

•	CIC payments with excise tax gross-ups (including “modified” gross-ups).
Incentives that may Motivate Excessive Risk-Taking
Assess company policies and disclosure related to compensation that could incentivize excessive risk-taking, for example:
•	Multi-year guaranteed bonuses;

•	A single performance metric used for short- and long-term plans;

•	Lucrative severance packages;

•	High pay opportunities relative to industry peers;

•	Disproportionate supplemental pensions; or

•	Mega annual equity grants that provide unlimited upside with no downside risk.
Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.
Options Backdating
Vote CASE-BY-CASE on options backdating issues. Generally, when a company has recently practiced options backdating, WITHHOLD from or vote AGAINST the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. When deciding on votes on compensation committee members who oversaw questionable options grant practices or current compensation committee members who fail to respond to the issue proactively, consider several factors, including, but not limited to, the following:
•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Duration of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.
A CASE-BY-CASE analysis approach allows distinctions to be made between companies that had “sloppy” plan administration versus those that acted deliberately and/or committed fraud, as well as those companies that subsequently took corrective action. Cases where companies have committed fraud are considered most egregious.
Board Communications and Responsiveness
Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay:
•	Poor disclosure practices, including:
•	Unclear explanation of how the CEO is involved in the pay setting process;

•	Retrospective performance targets and methodology not discussed;

•	Methodology for benchmarking practices and/or peer group not disclosed and explained.
•	Board’s responsiveness to investor input and engagement on compensation issues, for example:
•	Failure to respond to majority-supported shareholder proposals on executive pay topics; or

•	Failure to respond to concerns raised in connection with significant opposition to MSOP proposals.
Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)
Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.
Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale
Vote FOR golden parachute compensation.
Vote AGAINST golden parachute compensation where the parachute is in excess of 2.99 times the previous year’s salary and bonus.
Equity-Based and Other Incentive Plans
Vote CASE-BY-CASE on equity-based compensation plans.
Vote AGAINST any plan that issues over 30% of the outstanding stock at that time.
Victory also will vote AGAINST any plan that provides loans to officers or directors to exercise options.
Vote AGAINST the equity plan if any of the following factors apply:
•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;

•	The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards (see Pay-for-Performance);

•	The company’s three year burn rate exceeds the greater of 2% or the mean plus one standard deviation of its industry group but no more than two percentage points (+/-) from the prior-year industry group cap;

•	Liberal Change of Control Definition: The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

•	The plan is a vehicle for problematic pay practices.

Each of these factors is described below:
Cost of Equity Plans
Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).
The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.
The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap. The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s allowable cap.
Repricing Provisions
Vote AGAINST plans that do not expressly prohibit the repricing or exchange of underwater stock options without prior shareholder approval. “Repricing” includes the ability to do any of the following:
•	Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;

•	Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs.
Also, vote AGAINST OR WITHHOLD from members of the Compensation Committee who approved and/or implemented a repricing or an option/SAR exchange program, by buying out underwater options/SARs for stock, cash or other consideration or canceling underwater options/SARs and regranting options/SARs with a lower exercise price, without prior shareholder approval, even if such repricings are allowed in their equity plan.
Vote AGAINST plans if the company has a history of repricing without shareholder approval, and the applicable listing standards would not preclude them from doing so.
Three-Year Burn Rate/Burn Rate Commitment
Generally vote AGAINST equity plans for companies whose average three-year burn rates exceeds the greater of: (1) the mean (μ) plus one standard deviation (ó) of the company’s GICS group segmented by Russell 3000 index and non-Russell 3000 index (per the Burn Rate Table published in December); and (2) two percent of weighted common shares outstanding. In addition, year-over-year burn-rate cap changes will be limited to a maximum of two (2) percentage points (plus or minus) the prior year’s burn-rate cap.
If a company fails to fulfill a burn rate commitment, vote AGAINST or WITHHOLD from the compensation committee.
Pay-for-Performance- Impact on Equity Plans
If a significant portion of the CEO’s misaligned pay is attributed to equity awards, and there is an equity plan on the ballot, vote AGAINST the equity plan, taking in to consideration:
•	Magnitude of pay increase/decrease in the last fiscal year;

•	Source of pay increase (cash or equity); and

•	Proportion of equity awards granted in the last fiscal year concentrated at the named executive officer level.

See Pay-for-Performance discussion under Executive Pay Evaluation for further details.
Liberal Definition of Change-in-Control
Generally vote AGAINST equity plans if the plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur. Examples of such a definition could include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.
Problematic Pay Practices
If the equity plan on the ballot is a vehicle for problematic pay practices, vote AGAINST the plan.
Specific Treatment of Certain Award Types in Equity Plan Evaluations:
Dividend Equivalent Rights
Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.
Liberal Share Recycling Provisions
Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.
Operating Partnership (OP) units in Equity Plan analysis of Real Estate Investment Trusts (REITs)
For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.
Option Overhang Cost
Companies with sustained positive stock performance and high overhang cost attributable to in-the-money options outstanding in excess of six years may warrant a carve-out of these options from the overhang as long as the dilution attributable to the new share request is reasonable and the company exhibits sound compensation practices. Consider CASE-BY-CASE a carve-out of a portion of cost attributable to overhang, considering the following criteria:
•	Performance: Companies with sustained positive stock performance will merit greater scrutiny. Five-year total shareholder return (TSR), year-over-year performance, and peer performance could play a significant role in this determination.

•	Overhang Disclosure: Assess whether optionees have held in-the-money options for a prolonged period (thus reflecting their confidence in the prospects of the company). Note that this assessment would require additional disclosure regarding a company’s overhang. Specifically, the following disclosure would be required:
•	The number of in-the-money options outstanding in excess of six or more years with a corresponding weighted average exercise price and weighted average contractual remaining term;

•	The number of all options outstanding less than six years and underwater options outstanding in excess of six years with a corresponding weighted average exercise price and weighted average contractual remaining term;

•	The general vesting provisions of option grants; and

•	The distribution of outstanding option grants with respect to the named executive officers;
•	Dilution: Calculate the expected duration of the new share request in addition to all shares currently available for grant under the equity compensation program, based on the company’s three-year average burn rate (or a burn-rate commitment that the company makes for future years). The expected duration will be calculated by multiplying the company’s unadjusted (options and full-value awards accounted on a one-for-one basis) three-year average burn rate by the most recent fiscal year’s weighted average shares outstanding (as used in the company’s calculation of basic EPS) and divide the sum of the new share request and all available shares under the company’s equity compensation program by the product. For example, an expected duration in excess of five years could be considered problematic; and

•	Compensation Practices: An evaluation of overall practices could include: (1) stock option repricing provisions, (2) high concentration ratios (of grants to top executives), or (3) additional practices outlined in the Poor Pay Practices policy.
Other Compensation Plans
401(k) Employee Benefit Plans
Vote FOR proposals to implement a 401(k) savings plan for employees.
Employee Stock Ownership Plans (ESOPs)
Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).
Employee Stock Purchase Plans— Qualified Plans
Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:
•	Purchase price is at least 85 percent of fair market value;

•	Offering period is 27 months or less; and

•	The number of shares allocated to the plan is ten percent or less of the outstanding shares.
Vote AGAINST qualified employee stock purchase plans where any of the following apply:
•	Purchase price is less than 85 percent of fair market value; or

•	Offering period is greater than 27 months; or

•	The number of shares allocated to the plan is more than ten percent of the outstanding shares.
Employee Stock Purchase Plans— Non-Qualified Plans
Vote CASE-BY-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:
•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•	No discount on the stock price on the date of purchase since there is a company matching contribution.
Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.
Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)
Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.
Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) are considered CASE-BY-CASE using a proprietary, quantitative model developed by ISS.
Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.
Vote AGAINST proposals if the compensation committee does not fully consist of independent outsiders, as defined in ISS’s classification of director independence, or if the plan contains excessive problematic provisions.
Option Exchange Programs/Repricing Options
Vote AGAINST proposals seeking the authority to reprice options.
Vote AGAINST proposals seeking to approve an option exchange program.
Stock Plans in Lieu of Cash
Vote CASE-BY-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.
Vote FOR non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.
Vote CASE-BY-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, Victory will not make any adjustments to carve out the in-lieu-of cash compensation.
Transfer Stock Option (TSO) Programs
One-time Transfers: Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.
Vote CASE-BY-CASE on one-time transfers. Vote FOR if:
•	Executive officers and non-employee directors are excluded from participating;

•	Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

•	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.
Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.
Ongoing TSO program: Vote AGAINST equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:
•	Eligibility;

•	Vesting;

•	Bid-price;

•	Term of options;

•	Cost of the program and impact of the TSOs on company’s total option expense

•	Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.
Director Compensation
Equity Plans for Non-Employee Directors
Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap.
On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:
•	Director stock ownership guidelines with a minimum of three times the annual cash retainer.

•	Vesting schedule or mandatory holding/deferral period:
•	A minimum vesting of three years for stock options or restricted stock; or

•	Deferred stock payable at the end of a three-year deferral period.
•	Mix between cash and equity:
•	A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

•	If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.
•	No retirement/benefits and perquisites provided to non-employee directors; and

•	Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.
Director Retirement Plans
Vote AGAINST retirement plans for non-employee directors.
Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.
Shareholder Proposals on Compensation
Advisory Vote on Executive Compensation (Say-on-Pay)
Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.
Adopt Anti-Hedging/Pledging/Speculative Investments Policy
Generally vote FOR proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.

Bonus Banking/Bonus Banking “Plus”
Vote CASE-BY-CASE on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:
•	The company’s past practices regarding equity and cash compensation;

•	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and

•	Whether the company has a rigorous claw-back policy in place.
Compensation Consultants- Disclosure of Board or Company’s Utilization
Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.
Disclosure/Setting Levels or Types of Compensation for Executives and Directors
Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.
Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.
Vote AGAINST shareholder proposals seeking to eliminate stock options or any other equity grants to employees or directors.
Vote AGAINST shareholder proposals requiring director fees be paid in stock only.
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.
Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.
Golden Coffins/Executive Death Benefits
Generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.
Hold Equity Past Retirement or for a Significant Period of Time
Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain all or a significant portion of the shares acquired through compensation plans, either:
•	while employed and/or for two years following the termination of their employment ; or

•	for a substantial period following the lapse of all other vesting requirements for the award (“lock-up period”), with ratable release of a portion of the shares annually during the lock-up period.
The following factors will be taken into account:
•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:
•	Rigorous stock ownership guidelines;

•	A holding period requirement coupled with a significant long-term ownership requirement; or

•	A meaningful retention ratio;
•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements;

•	Post-termination holding requirement policies or any policies aimed at mitigating risk taking by senior executives;

•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.
A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.
Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:
•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:
•	Rigorous stock ownership guidelines, or

•	A holding period requirement coupled with a significant long-term ownership requirement, or

•	A meaningful retention ratio,
•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.
A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While Victory favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.
Non-Deductible Compensation
Generally vote FOR proposals seeking disclosure of the extent to which the company paid non-deductible compensation to senior executives due to Internal Revenue Code Section 162(m), while considering the company’s existing disclosure practices.
Pay for Performance
Performance-Based Awards
Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:
•	First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

•	Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.
In general, vote FOR the shareholder proposal if the company does not meet both of the above two steps.
Pay for Superior Performance
Generally vote AGAINST, if a majority of pay is already linked to performance than proposal is redundant.
Pre-Arranged Trading Plans (10b5-1 Plans)
Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:
•	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;

•	Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;

•	Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;

•	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;

•	An executive may not trade in company stock outside the 10b5-1 Plan.

•	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.
Prohibit CEOs from serving on Compensation Committees
Generally vote AGAINST proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.
Recoup Bonuses
Vote CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that the figures upon which incentive compensation is earned later turn out to have been in error. This is line with the clawback provision in the Trouble Asset Relief Program. Many companies have adopted policies that permit recoupment in cases where fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. Victory will take into consideration:
•	If the company has adopted a formal recoupment bonus policy;

•	If the company has chronic restatement history or material financial problems; or

•	If the company’s policy substantially addresses the concerns raised by the proponent.
Severance Agreements for Executives/Golden Parachutes
Vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.
Vote CASE-BY-CASE on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:
•	The triggering mechanism should be beyond the control of management;

•	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

•	Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Share Buyback Holding Periods
Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.
Stock Retention/Holding Period
Vote AGAINST shareholder proposals asking companies to adopt holding periods or retention ratios for their executives.
Supplemental Executive Retirement Plans (SERPs)
Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.
Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding of all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.
Tax Gross-Up Proposals
Generally vote FOR proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.
Termination of Employment Prior to Severance Payment and Eliminating Accelerated Vesting of Unvested Equity
Vote CASE-BY-CASE on shareholder proposals seeking a policy requiring termination of employment prior to severance payment, and eliminating accelerated vesting of unvested equity. Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered) are consider a poor pay practice under Victory policy, and may even result in withheld votes from compensation committee members. The second component of this proposal — related to the elimination of accelerated vesting — requires more careful consideration. The following factors will be taken into regarding this policy.
•	The company’s current treatment of equity in change-of-control situations (i.e. is it double triggered, does it allow for the assumption of equity by acquiring company, the treatment of performance shares.

•	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.
Generally vote FOR proposals seeking a policy that prohibits acceleration of the vesting of equity awards to senior executives in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

Social/Environmental Issues
Overall Approach
When evaluating social issues such as human rights, labor and employment, the environment, and tobacco, Victory combines such proposals based on the expected impact to the shareholder and their long-term economic interest. As applicable, Victory may additionally factor corporate governance concerns, reasonableness of each request and related business exposure to the company when analyzing the expected potential impact to shareholders.
Diversity
Board Diversity
Generally vote AGAINST requests for reports on the company’s efforts to diversify the board, if the company has a Board & Nominating Committee that has a practice of selecting candidates based on knowledge, experience, and skills regardless of gender or race.
Equality of Opportunity
Generally vote AGAINST proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data, if the company already has a policy in place
Political Contributions
Generally vote FOR, if proposal requests more information on political contributions and trade association payments make with corporate funds
Otherwise, if more disclosure on trade associations made with corporate funds is not requested and company provides a report on political contributions, vote AGAINST.
General Sustainability Reporting Proposals
Generally vote AGAINST if:
•	company already provides sustainability reporting, even if it doesn’t follow the specific standards requested in the proposal

•	Similar disclosure as its peers

•	Free from any major incidents in the past several years

Mutual Fund Proxies
Election of Directors
Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.
Converting Closed-end Fund to Open-end Fund
Vote CASE-BY-CASE on conversion proposals, considering the following factors:
•	Past performance as a closed-end fund;

•	Market in which the fund invests;

•	Measures taken by the board to address the discount; and

•	Past shareholder activism, board activity, and votes on related proposals.
Proxy Contests
Vote CASE-BY-CASE on proxy contests, considering the following factors:
•	Past performance relative to its peers;

•	Market in which fund invests;

•	Measures taken by the board to address the issues;

•	Past shareholder activism, board activity, and votes on related proposals;

•	Strategy of the incumbents versus the dissidents;

•	Independence of directors;

•	Experience and skills of director candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment.
Investment Advisory Agreements
Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:
•	Proposed and current fee schedules;

•	Fund category/investment objective;

•	Performance benchmarks;

•	Share price performance as compared with peers;

•	Resulting fees relative to peers;

•	Assignments (where the advisor undergoes a change of control).
Approving New Classes or Series of Shares
Vote FOR the establishment of new classes or series of shares.
Preferred Stock Proposals
Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:
•	Stated specific financing purpose;

•	Possible dilution for common shares;

•	Whether the shares can be used for antitakeover purposes.
1940 Act Policies
Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:
•	Potential competitiveness;

•	Regulatory developments;

•	Current and potential returns; and

•	Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.
Changing a Fundamental Restriction to a Nonfundamental Restriction
Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:
•	The fund’s target investments;

•	The reasons given by the fund for the change; and

•	The projected impact of the change on the portfolio.
Change Fundamental Investment Objective to Nonfundamental
Vote AGAINST proposals to change a fund’s fundamental investment objective to non-fundamental.
Name Change Proposals
Vote CASE-BY-CASE on name change proposals, considering the following factors:
•	Political/economic changes in the target market;

•	Consolidation in the target market; and

•	Current asset composition.
Change in Fund’s Subclassification
Vote CASE-BY-CASE on changes in a fund’s sub-classification, considering the following factors:
•	Potential competitiveness;

•	Current and potential returns;

•	Risk of concentration;

•	Consolidation in target industry.
Disposition of Assets/Termination/Liquidation
Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:
•	Strategies employed to salvage the company;

•	The fund’s past performance;

•	The terms of the liquidation.
Changes to the Charter Document
Vote CASE-BY-CASE on changes to the charter document, considering the following factors:
•	The degree of change implied by the proposal;

•	The efficiencies that could result;

•	The state of incorporation;

•	Regulatory standards and implications.
Vote AGAINST any of the following changes:
•	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

•	Removal of shareholder approval requirement for amendments to the new declaration of trust;

•	Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

•	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares;

•	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;

•	Removal of shareholder approval requirement to change the domicile of the fund.

Changing the Domicile of a Fund
Vote CASE-BY-CASE on re-incorporations, considering the following factors:
•	Regulations of both states;

•	Required fundamental policies of both states;

•	The increased flexibility available.
Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval
Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.
Distribution Agreements
Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:
•	Fees charged to comparably sized funds with similar objectives;

•	The proposed distributor’s reputation and past performance;

•	The competitiveness of the fund in the industry;

•	The terms of the agreement.
Master-Feeder Structure
Vote FOR the establishment of a master-feeder structure.
Mergers
Vote CASE-BY-CASE on merger proposals, considering the following factors:
•	Resulting fee structure;

•	Performance of both funds;

•	Continuity of management personnel;

•	Changes in corporate governance and their impact on shareholder rights.
Shareholder Proposals for Mutual Funds
Establish Director Ownership Requirement
Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.
Reimburse Shareholder for Expenses Incurred
Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.
Terminate the Investment Advisor
Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:
•	Performance of the fund’s Net Asset Value (NAV);

•	The fund’s history of shareholder relations;

•	The performance of other funds under the advisor’s management.

     Victory will vote proxies for international holdings in the best interests of its shareholders. Victory will attempt to process every proxy it receives for all International foreign proxies. However, there may be situations in which Victory may vote against, withhold a vote or cannot vote at all. For example, Victory may not receive a meeting notice in enough time to vote or Victory may not be able to obtain enough information on the international security, in which case we will vote against.
     In certain foreign jurisdictions, voting of proxy will result in the lockup of shares, impairing Victory’s ability to trade those shares for several days. This could result in significant loss to the investor. Consequently, in those foreign jurisdictions which engage in this practice, Victory will generally refrain from proxy voting.
     In other foreign jurisdictions, the determination by the Proxy Committee to vote, or refrain from voting, proxy will take into consideration any additional costs to investors which may be incurred from research and voting process.
Additional Topics
Any issue not covered within the guidelines will be evaluated by the Proxy Committee on a case-by-case basis.
Material Conflicts of Interest
     In the event a material conflict of interest arises between Victory’s interests and those of a client during the course of voting client’s proxies, the Proxy Committee shall:
•	Vote the proxy in accordance with the Proxy Voting Guidelines unless such guidelines are judged by the Proxy Committee to be inapplicable to the proxy matter at issue

•	In the event that the Proxy Voting Guidelines are inapplicable, determine whether a vote for, or against, the proxy is in the best interest of the client’s account

•	Document the nature of the conflict and the rationale for the recommended vote

•	Solicit the opinions of Victory’s Chief Compliance Officer, and if necessary Key Private Bank’s Chief Fiduciary Officer, or their designee, or consult an internal or external, independent adviser

•	If a member of the Proxy Committee has a conflict (e.g. —family member on board of company) —he/she will not vote (or recluse themselves from voting).

•	Report to the Victory Capital Management Board any proxy votes that took place with a material conflict situation present, including the nature of the conflict and the basis or rationale for the voting decision made. Such a report should be given at the next scheduled Board Meeting or other appropriate timeframe as determined by the Board.

Recordkeeping
     In accordance with Rule 204-2(c)(2) under the Investment Advisers Act of 1940, as amended, Victory will retain the following records with respect to proxy voting:
•	copies of all policies and procedures required by Rule 206(4)-6

•	a written record of votes cast on behalf of clients

•	any documents prepared by Victory or the Proxy Committee germane to the voting decision

•	a copy of each written client request for information on how Victory voted proxies on such client’s behalf

•	a copy of any written response by Victory to any written or verbal client request for information on how Victory voted such client’s proxies
Glossary
Blank Check Preferred Stock — A popular term for preferred stock in which the board of directors is given broad discretion to establish voting, conversion, dividend and other rights of preferred stock at the time the board issues the stock. Some boards that have authority to issue blank check preferred stock have used it to create takeover defenses.
Bylaw — Bylaws supplement each company’s charter, spelling out in more specific detail general provisions contained in the charter. Board of Directors often have the power to change bylaw provisions without shareholder approval.
Charter — Also known as the articles of incorporation, the charter sets forth the respective rights and duties of shareholders, officers, and directors. The charter constitutes the fundamental governing rules for each corporation. Shareholder approval is required to amend a company’s charter.
Classified Board — A classified board is a board that is divided into separate classes, with directors serving overlapping terms. A company with a classified board usually divides the board into three classes; each year, one-third of the directors stand for election. A classified board makes it difficult to change control of the board through a proxy contest, since it would normally take two years to gain control of a majority of board seats.
Confidential Voting — Also known as closed voting or voting by secret ballot, under confidential voting procedures, all proxies, ballots and voting tabulations that identify shareholders are kept confidential. Independent vote tabulators and inspectors of election are responsible for examining individual ballots, while management and shareholders are only told vote totals.
Corporate Governance — Corporate governance is the framework within which corporations exist. Its focus is the relationship among officers, directors, shareholders, stakeholders and government regulators, and how these parties interact to oversee the operations of a company.
Cumulative Voting — Normally, shareholders cast one vote for each director for each share of stock owned. Cumulative voting permits shareholders to apportion the total number of votes they have in any way they wish among candidates for the board. Where cumulative voting is in effect, a minority of shares may be able to elect one or more directors by giving all of their votes to one or several candidates.
Fair Price Provisions — Fair price requirements compel anyone acquiring control of a corporation to pay all shareholders the highest price that the acquirer pays to any shareholder during a specified period of time. Fair price requirements are intended to deter two-tier tender offers in which shareholders who tender their shares first receive a higher price for their shares than other shareholders.

Glossary (Cont.)
Greenmail — Greenmail refers to the practice of repurchasing shares from a bidder at an above-market price in exchange for the bidder’s agreement not to acquire the target company. Greenmail is widely considered to a form of blackmail. Some companies have attempted to deter greenmail by adding anti-greenmail provisions to their chargers.
Indemnification — Indemnification permits corporations to reimburse officers and directors for expenses they incur as a result of being named as defendants in lawsuits brought against the corporation. Indemnification often covers judgment awards and settlements as well as expenses. Without indemnifications, or directors’ liability insurance, most companies would be unable to attract outside directors to serve on their boards.
Majority Voting — The standard whereby a director or nominee will be elected only if receiving an affirmative majority of votes cast, even if running unopposed for an open seat. In contrast, the plurality standard holds that a nominee or director will be elected based on having received the most votes, whether or not having received an affirmative majority of votes cast.
Poison Pill — The popular term for a takeover defense that permits all shareholders other than an acquirer to purchase shares in a company at a discount if the company becomes a takeover target. A company with a pill (also known as a shareholder rights plan) usually distributes warrants or purchase rights that become exercisable when a triggering event occurs. The triggering event occurs when an acquirer buys more than a specified amount of a target company’s stock without permission of the target company’s board. Once the pill is triggered, shareholders (except for the acquirer) usually have the right to purchase shares directly from the target company at a 50 percent discount, diluting both ownership interest and voting rights. Most pills have provisions that permit the board to cancel the pill by redeeming the outstanding warrants or rights at nominal cost. Pills can force acquirers to bargain directly with a target company’s board, but they can also be used to deter or to block acquisition bids altogether. Corporations are not required by law to submit their poison pills for shareholder approval, and very few companies have chosen to seek shareholder approval.
Pre-emptive Rights — pre-emptive rights are intended to allow existing shareholders to maintain their proportionate level of ownership by giving them the opportunity to purchase additional shares pro rata before they are offered to the public. pre- emptive rights are something of an anachronism today because shareholders of publicly traded companies who want to maintain their proportionate ownership interest may do so by purchasing shares in the open market. Many companies whose charters have pre-emptive rights provisions have asked shareholders to amend their charters to abolish pre-emptive rights.
Proxy — The granting of authority by shareholders to others, most often corporate management, to vote their shares at an annual or special shareholders’ meeting.
Proxy Contest — Proxy contests take different forms. The most common type of proxy contest is an effort by dissident shareholders to elect their own directors. A contest may involve the entire board, in which case the goal is to oust incumbent management and take control of the company. Or, it may involve a minority of board seats, in which case dissidents seek a foothold position to change corporate strategy without necessarily changing control. Proxy contests may also be fought over corporate policy questions; dissidents may, for example, wage a proxy contest in support of a proposal to restructure or sell a corporation. Many proxy contests are today waged in conjunction with tender offers as a means of putting pressure on a target company’s board to accept the tender offer. In a well-financed proxy contest, dissidents usually print and distribute their own proxy materials, including their own proxy card. Proxy contests usually feature letter writing and advertisement campaigns to win shareholder support.
Proxy Statement — A document in which parties soliciting shareholder proxies provide shareholders with information on the issues to be voted on at an annual or special shareholder’s meeting. The soliciting party generally presents arguments as to why shareholders should grant them their proxy. The information that must be disclosed to shareholders is set forth in Schedule 14A of the Securities Exchange Act of 1934 for a proxy solicited by the company and in Schedule 14B for the act for proxies solicited by others.

Glossary (Cont.)
Recapitalization Plan — A recapitalization plan is any plan in which a company changes its capital structure. Recapitalization can result in larger or smaller numbers of shares outstanding, or in creation of new classes of stock in addition to common stock. Recapitalization plans must be approved by shareholders.
Reincorporation — Reincorporation refers to changing the state of incorporation. A company that reincorporates must obtain shareholder approval for the move and for the new charter it adopts when it shifts its state of incorporation. Many reincorporations involve moves to Delaware to take advantage of Delaware’s flexible corporate laws.
Restricted Stock — Stock that must be traded in compliance with special SEC regulations concerning its purchase and resale from affiliate ownership, M&A activity and underwriting activity.
Restructuring Plan — A restructuring plan is any plan that involves a significant change in a company’s capital structure. This would include a recapitalization plan, a leveraged buyout, or a major sale of assets. Restructuring plans after shareholder approval before they can be implemented.
Rights of Appraisal — Rights of appraisal provide shareholders who do not approve of the terms of certain corporate transactions the right to demand a judicial review in order to determine the fair value for their shares. The right of appraisal generally applies to mergers, sales of essentially all assets of the corporation, and charter amendments that may have a materially adverse effect on the rights of dissenting shareholders.
Share Repurchase Plan — A repurchase plan is a program by which a Company buys back its own shares from the market, thereby, reducing the number of outstanding shares. This is generally an indication that the Company thinks the shares are undervalued.
Stakeholder Laws — In essence, stakeholder laws state that corporate directors owe a duty to a host of constituencies beyond shareholders: local communities, employees, suppliers, creditors, and others. This is in contrast to the traditional model of the publicly held corporation in law and economics which says that corporate directors have a legally enforceable duty to one constituency - their shareowners.
Supermajority — Most state corporation laws require that mergers, acquisitions and amendments to the corporate charter be approved by a majority of the outstanding shares. A company may, however, set a higher requirement by obtaining shareholder approval for a higher threshold. Some supermajority requirements apply to mergers and acquisitions. Others apply to amendments to the charter itself — that is, the charter, or certain parts of it, may be amended in the future only if the amendments receive the specified supermajority level of support.
Sustainability Report — A company report on policies and initiatives related to social, economic or environmental issues.
Written Consent — The ability to act by written consent to allow shareholders to take action collectively without a shareholders’ meeting. The written consent procedure was developed originally to permit closely held corporations to act quickly by obtaining consents from their shareholders. The procedure is, however, available in many states to publicly traded companies as well, unless prohibited or restricted in a company’s charter. Many companies have sought shareholder approval to restrict or abolish the written consent procedure; their principal reason for doing so is to prevent takeovers opposed by the incumbent board and management.
Executive Compensation Terms
At-the-Money Option — An option with exercise price equal to the current market price.

Glossary (Cont.)
Change-in-Control Provision — A provision in a stock option plan that allows for immediate vesting of outstanding options if certain events take place which may be deemed a change in control, such as the purchase of a majority of the company’s outstanding shares by a third party.
Deferred Stock — A share grant in which the participant receives a specified amount of shares, granted at no cost, if he remain employed with the company for a certain period of time. The participant does not have voting or dividend rights prior to vesting, though dividends typically accumulate until vesting.
Employee Stock Purchase Plan — A plan qualified under Section 423 of the IRS Code, which allows employees to purchase shares of stock through payroll deductions.
Employee Stock Ownership Plan (ESOP) — A qualified defined contribution plan under the IRS Code which allows the ESOP plan trustees to invest up to 100 percent of the plan’s assets in shares or its own company stock.. Variants of these plans include the stock bonus plan, the leveraged stock bonus plan (where the trust can borrow money from lending sources to buy more stock), and matching ESOP’s (in which employees match the contribution that the company makes). ESOP’s offer employees tax deferral benefits and companies a tax deduction.
Exercise Price — Sometimes referred to as the strike price, this is the price at which shares may be exercised under a plan. Exercise prices may be fixed, variable or tied to a formula.
Incentive Stock Options (ISO’s) — Also referred to as qualified stock options, these rights permit the participant to buy shares before the expiration date at a predetermined exercise price set at or above fair market value at grant date. The term of such awards may be ten years or longer. The company is not allowed to take a tax deduction for ISO’s unless a disqualifying disposition takes place.
Indexed Option — The right, but not the obligation, to purchase shares at an exercise price that periodically adjusts upward or downward in relation to a market or industry indicator.
Omnibus Plan — A stock-based incentive plan providing significant flexibility by authorizing the issue of a number of award types, which may include incentive stock options, nonqualified stock options, SAR’s, restricted stock, performance shares, performance units, stock grants, and cash.
Performance Shares — Stock grants contingent upon the achievement of specified performance goals. The number of shares available typically varies with performance as measured over a specified period. Few companies clearly identify the criteria used to select performance measures or the specific hurdle rates that must be met. Performance periods typically extend for a three- to five- year period.
Premium-Priced Options — An option whose exercise price is set above fair market value on grant date.
Repricing — An amendment to a previously granted stock option contract that reduces the option exercise price. Options can also be repriced through cancellations and regrants. The typical new grant would have a ten-year term, new vesting restrictions, and a lower exercise price reflecting the current lower market price.
Restricted Stock — A grant of stock, subject to restrictions, with little or not cost to the participant. Such shares are usually subject to forfeiture if the holder leaves the company before a specified period of time; thus, the awards are often used to retain employees. The restrictions usually lapse after three to five years, during which time the holder cannot sell the shares. Typically, the holder is entitled to vote the stock and receives dividends on the shares.
Section 162(m) — The IRS Code Section that limits the deductibility of compensation in excess of $1 million to a named executive officer unless certain prescribed actions are taken.

Executive Compensation Terms (Cont.)
Shareholder Value Transfer (SVT) — A dollar-based cost which measures the amount of shareholders’ equity flowing out of the company to executives as options are exercised. The strike price of an option is paid at the time of exercise and flows back to the company. The profit spread, or the difference between the exercise price and the market price, represents a transfer of shareholders’ equity to the executive. The time value of money is also a significant cost impacting shareholders’ equity.
Stock Appreciation Rights (SARs) — An award paid in cash or shares to the employee equal to the stock price appreciation from the time of grant to the exercise date. When granted in tandem with options, the exercise of the SAR cancels the option.
Vesting Schedule — A holding period following grant date during which time options may not be exercised.
Volatility — The potential dispersion of a company’s stock price over the life on an option.
Voting Power Dilution (VPD) — The relative reduction in voting power as stock-based incentives are exercised and existing shareholders’ proportional ownership in the company is diluted.
Exception / Escalation Policy
All material exceptions to this policy will be reported to the Compliance Committee and Victory Capital Management Inc. Board members. When applicable, exceptions will be presented to the Chief Compliance Officer of KeyBank N.A.